SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report (Date of earliest event reported): February 11, 2003

                               DREW INDUSTRIES INCORPORATED

         Delaware                        0-13646                 13-3250533
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


       200 Mamaroneck Avenue, White Plains, New York                    10601
         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:               (914) 428-9098

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events.

                  Reference is made to the Press Release dated February 11, 2003, the text of which is attached hereto as Exhibit 99, for a description of the events reported pursuant to this Form 8-K.

Item 7.           Financial Statements and Exhibits

            c)    Exhibits

                  99    Press Release dated February 11, 2003

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DREW INDUSTRIES INCORPORATED
                                      (Registrant)


                                      By: /s/ Fredric M. Zinn
                                          -------------------
                                          Fredric M. Zinn
                                          Executive Vice President and
                                          Chief Financial Officer
Dated: February 11, 2003


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